Location/Identification

MINFILE Number: 082FSW299

Name(s): **RACHEL**
RACHEL 5-6, GRASSY MOUNTAIN, DONNA ROSE

Status:	Past Producer	**Mining Division:**	Nelson
Mining Method	Underground	**Electoral District:**	Nelson-Creston
Regions:	British Columbia	**Forest District:**	Arrow Boundary Forest District
BCGS Map:	082F023		
NTS Map:	082F06W	**UTM Zone:**	11 (NAD 83)
Latitude:	49 17 34 N	**Northing:**	5460104
Longitude:	117 27 30 W	**Easting:**	466673
Elevation:	1920 metres		
Location Accuracy:	Within 500M		
Comments:	Adit on south slope of Grassy Mountain (Assessment Report 19021).		

Mineral Occurrence

Commodities: Gold, Silver, Lead

Minerals

- **Significant:** Pyrite, Galena, Gold
- **Associated:** Quartz
- **Alteration:** Clay, Chlorite, Sericite
- **Alteration Type:** Argillic, Chloritic, Sericitic
- **Mineralization Age:** Unknown

Deposit

- **Character:** Vein, Disseminated
- **Classification:** Hydrothermal, Epigenetic
- **Type:** I05: Polymetallic veins Ag-Pb-Zn+/-Au
- **Shape:** Tabular **Modifier:** Folded
- **Dimension:** 25x0x0 metres
- **Comments:** Vein, exposed over a 25 metre length, strikes north-northeast and dips steeply.

Host Rock

Dominant Host Rock: Plutonic

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Jurassic	----	----	Nelson Intrusions

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Granodiorite, Aplite Dike, Lamprophyre Dike

Comments: Hosted in the Bonnington pluton.

Geological Setting

Tectonic Belt: Omineca

Physiographic Area: Selkirk Mountains

Terrane: Quesnel, Plutonic Rocks

Inventory

Ore Zone:	ADIT
Category:	Assay/analysis

Year: 1989
Report On: N
NI 43 101: N

Sample Type: Grab

Commodity	Grade
Silver	331.5000 grams per tonne
Gold	174.5000 grams per tonne
Lead	10.0500 per cent

Comments: From the middle of the adit.

Reference: Assessment Report 19021.

Summary Production

		Metric		Imperial	
	Mined:	14	tonnes	15	tons
	Milled:	14	tonnes	15	tons
Recovery	Silver	3,851	grams	124	ounces
	Gold	946	grams	30	ounces
	Lead	1,335	kilograms	2,943	pounds

Capsule Geology

The Rachel showing is located 22 kilometres southwest of Nelson. The area has been extensively explored since the 1800's; this vein was discovered in 1954.

The area is underlain by a granodiorite pluton, the Bonnington pluton, of the Lower to Middle Jurassic Nelson Intrusions. The granodiorite is locally cut by aplite and lamprophyre dykes and quartz veins 0.5 to 3.0 centimetres wide generally trending north and dipping steeply. The granodiorite exhibits two sets of jointing.

The Rachel vein is a north-northeast striking "saddle" vein exposed in an adit on the south side of Grassy Mountain. The vein is 10 to 40 centimetres wide over a strike length of 25 metres and follows the 2 sets of joints to their junction. The vein comprises quartz with lenses and disseminations of galena, free gold as flakes and traces of pyrite. A zone of argillic alteration occurs adjacent to the south side of the vein, and some chloritization and sericitization occur in the wallrock.

In 1980, Kimberley Gold Mines removed 14 tonnes of high grade ore from the adit, yielding an average assay of 66.64 grams per tonne gold, 271.5 grams per tonne silver, and 9.42 per cent lead (Assessment Report 19021). A grab sample taken in 1989 from the middle of the adit assayed 174.5 grams per tonne gold, 331.5 grams per tonne silver and 10.05 per cent lead (Assessment Report 19021).

An extension of the west limb of the vein is exposed 15 metres to the west of the adit. A grab sample taken in 1984 assayed 4.94 grams per tonne gold, 65.13 grams per tonne silver, 2.42 per cent lead (Assessment Report 19021).

Bibliography

EMPR ASS RPT 10088, 17172, *19021, 24507
EMPR BC METAL MM01055
EMPR BULL 41; 109
EMPR FIELDWORK 1980, pp. 149-158; 1981, pp. 28-32, pp. 176-186; 1987, pp. 19-30; 1988, pp. 33-43; 1989, pp. 247-249; 1990, pp. 291-300
EMPR IR 1984-2, p. 101
EMPR MAP 7685G; RGS 1977; 8480G
EMPR OF 1988-1; *1989-11; 1991-16; 1994-8
GSC MAP 52-13A; 1090A; 1144A; 1571A
GSC MEM 94; 308; 191
GSC OF 1195
GSC P 52-13

Date Coded:	1985/07/24	**Coded By:**	BC Geological Survey (BCGS)	**Field Check:**	N
Date Revised:	1991/04/08	**Revised By:**	Dorthe E. Jakobsen(DEJ)	**Field Check:**	N